Q1 FY18 Earnings Release Supplemental Material December 4, 2017

Safe Harbor Statement 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “anticipate, “estimate,” “expect,” “project,” “plan,” “we believe,” “will,” “would,” “guidance,” and similar words or phrases, and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for non-recurring items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Additionally, a reconciliation of the projected non-GAAP EPS, which is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, non-cash purchase accounting adjustments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from non- GAAP financial measures. The Company currently expects to continue to exclude these items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, or acquisition and integration expenses, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to today’s earnings release for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP.

Q1 FY18 Q1 FY17 Q1 FY18 Q1 FY17 Comp Sales (5%) (5%) Gross Margin 60.7% 60.4% 60.7% 60.4% BD&O 20.0% 19.1% 20.0% 19.0% SG&A 31.0% 31.2% 30.9% 31.1% EPS $0.03 $0.07 $0.11 $0.18 GAAP Non-GAAP (a) Q1 FY18 Earnings Highlights 3 (a) Non-GAAP figures are adjusted to exclude restructuring expenses, acquisition and integration expenses, and non-cash purchase accounting adjustments.

Q1 FY18 Sales Summary 4 Q1 FY18 Q1 FY17 Premium Fashion (6%) (6%) Ann Taylor (6%) (11%) LOFT (6%) (3%) Value Fashion (7%) (6%) maurices (5%) (6%) dressbarn (10%) (5%) Plus Fashion (4%) (5%) Lane Bryant (5%) (4%) Catherines (3%) (10%) Kids Fashion (a) (2%) (1%) Total Company (a) (5%) (5%) Comp Sales Performance Premium 35% Value 30% Plus 19 Kids 16% Q1 FY18 Sales Mix (a) Redemption of vouchers associated with the 2015 Justice pricing litigation settlement increased Justice and Total Company first quarter comp sales by approximately 200bp and 30bp, respectively

5,000,000 108,782,202 7,585,317 2.0% (8.8%) (10.5%) (21.2%) (7.9%) Premium Fashion Value Fashion Plus Fashion Kids Fashion Total Company Q1 FY18 End-of-Period Segment Inventory 5

Q1 FY18 Capital Structure / Cash Flow  Capital expenditures: $45 million(a)  Ending cash and equivalents: $303 million(b)  Ending debt: $1,602 million(c)  Ending net debt to TTM EBITDA: ~2.5x(d)  TTM EBITDA cash interest coverage: ~5.8x(d,e)  Current liquidity: $844 million(f) 6 (a) Excludes change in period end accruals ($26.6 million as of Q4 FY17 and $21.1 million as of Q1 FY18) (b) Of total $303 million, $240 million held outside the U.S. (c) Reflects remaining $1,574 million term loan balance and $28 million draw on asset-based revolver at quarter end (d) Ending debt net of cash and equivalents to TTM non-GAAP EBITDA of $512 million (e) Based on TTM average Term Loan balance of $1,591 million and TTM average interest rate of approximately 5.5% (f) Ending cash and equivalents plus $541 million of availability under the asset based revolver

Real Estate Summary 7 Q1 FY17 Store Locations Store Locations Store Locations End of Q4 End of Q1 End of Q1 Premium Fashion 1,000 5 (4) 1,001 1,023 Ann Taylor 322 0 (2) 320 340 LOFT 678 5 (2) 681 683 Value Fashion 1,784 12 (16) 1,780 1,815 maurices 1,005 12 (9) 1,008 1,006 dressbarn 779 0 (7) 772 809 Plus Fashion 1,123 4 (8) 1,119 1,146 L ne Bryant 764 3 (3) 764 776 Catherines 359 1 (5) 355 370 Kids Fashion 900 2 (8) 894 936 Total Company 4,807 23 (36) 4,794 4,920 Q1 FY18 Store Locations Opened Store Locations Closed

(a) Inclusive of non-cash interest of approximately $3M related to the amortization of the term loan original issue discount and debt issuance costs (consistent with guidance). Q1 Results vs. 9/25/17 Guidance Non-GAAP Basis 8 Actual Guidance Total Company Sales $1.59B $1.58 to $1.62B Comparable Sales Down 5% Down 4% to Down 5% Gross Margin 60.7% 60.8% to 61.3% Depreciation and amortization $87M ~$90M Operating Income $69M $55 to $70M Interest expense (a) $27M ~$24M Effective tax rate 50.6% ~50% Diluted share count 195M 196M EPS $0.11 $0.08 to $0.13

(a) Inclusive of non-cash interest of approximately $3M and $12M (Q2 and full year, respectively) related to the amortization of the term loan original issue discount and debt issuance costs (b) The Company is issuing selected full year guidance due to limited visibility to macro trends impacting sales Q2 and Full Year Fiscal 2018 Guidance - Non-GAAP Basis 9 Q2 FY18 Full Year FY18(b) Total Company Sales $1.62 to $1.66B Comparable Sales Down 4% to Down 6% Gross Margin 55.0% to 55.5% 58.1% to 58.6% Depreciation and amortization $87 to $90M $358 to $363M Operating Income ($15) to $0M Interest expense(a) ~$26M $100 to $105M Diluted share count 196M 196M EPS ($0.12) to ($0.07) Capital Expenditures $190 to $220M Ending Store Count 4,600 to 4,650

Platform Savings Outlook 10 $235M ~$300M(a) (a) Represents top of the $250M - $300M range $M FY15 FY16 FY17 FY18 FY19 FY20 Total ANN Synergies SG&A/COGS Non-merch procurement 9.4 24.0 16.0 4.5 53.9 Supply chain BD&O Distribution / fulfillment 12.1 0.4 2.2 14.6 COGS Transportation / logistics 26.9 8.7 9.5 45.1 Organizational efficiency SG&A Duplicative management teams 14.0 4.9 18.9 SG&A Employment benefit realignment 3.1 3.9 3.7 3.7 14.3 SG&A Public company costs / Other 2.1 0.9 3.0 ANN Cost Savings SG&A SG&A optimization 7.4 27.6 35.0 COGS COGS initiative 24.5 20.5 5.0 50.0 Total ANN Savings 7.4 56.2 96.4 50.2 24.8 0.0 235.0 Change for Growth Operating model SG&A Front office efficiencies 29.0 31.0 60.0 SG&A Corporate efficiencies 6.9 18.2 14.9 40.0 SG&A Non-merch procurement 16.2 39.0 44.8 0.0 100.0 BD&O Fleet Optimization 10.6 15.0 15.0 9.4 50.0 SG&A IT efficiencies 0.0 5.0 28.9 16.1 50.0 COGS Sourcing 0.0 5.6 TBD TBD 5.6 Total Change For Growth 0.0 0.0 62.7 113.8 103.6 25.5 305.6 Total Platform Savings 7.4 56.2 159.0 164.0 128.5 25.5 540.6 Tot l Cumulative Achieved Savings 7.4 63.6 222.6 386.6 515.1 540.6 540.6